                                  Exhibit 21.1


Schedule of Subsidiaries
As of ____________, 1999


NAME AND ADDRESS:                                              JURISDICTION
-----------------                                              ------------
WSI Medical-Waste Systems, Inc.                                Delaware
(Formerly Biosafe Medical Waste Technology, Inc.)
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Vermont Holdings, Inc.                                     Delaware
(Formerly Waste Professionals of Vermont, Inc.)
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Moretown Landfill, Inc.                                    Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Burlington Transfer Station, Inc.                          Delaware
(Formerly Burlington Area Transfer Station, Inc.)
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Waitsfield Transfer Station, Inc.                          Delaware
(Formerly Waitsville Transfer Station, Inc.)
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI of Vermont, Inc.                                           Delaware
(Formerly WPV Disposal, Inc.)
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Massachusetts Holdings, Inc.                               Delaware
(Formerly Biosafe Buckland, Inc.)
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI of South Hadley, Inc.                                      Delaware
(Formerly Biosafe, Inc.)
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Pennsylvania Holdings, Inc.                                Delaware
(Formerly Biosafe Mid-Atlantic, Inc.)
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Altoona Hauling, Inc.                                      Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420




Biosafe Systems, Inc.                                          Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

Mostoller Landfill, Inc.                                       Pennsylvania
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI St. Johnsbury Transfer Station, Inc.                       Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI New York Holdings, Inc.                                    Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI of New York, Inc.                                          Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Maryland Holdings, Inc.                                    Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Oxford Transfer Station, Inc.                              Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Hopewell Landfill, Inc.                                    Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

Community Refuse Service, Inc.                                 Pennsylvania
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Somerset Hauling, Inc.                                     Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Harrisburg Hauling, Inc.                                   Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Camden Transfer Station, Inc.                              Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

Palmer Resource Recovery Corp.                                 New York
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI of Massachusetts Hauling, Inc.                             Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

WSI Massachusetts Recycling, Inc.                              Delaware
420 Bedford Street, Suite 300
Lexington, Massachusetts 02420

